Exhibit 99.3

                                 AMENDMENT NO. 2
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            AGREEMENT, made as of this 3rd day of October, 2002, by and among:

            MEDIABAY, INC. (formerly known as Audio Book Club, Inc.), a Florida corporation ("MediaBay"), RADIO SPIRITS, INC., a Delaware corporation ("Radio Spirits") and AUDIO BOOK CLUB, INC., a Delaware corporation ("Audio Book Club", collectively with MediaBay and Radio Spirits, the "Borrowers" and each individually, a "Borrower");

            The banks, financial institutions and other institutional lenders which have executed the signature page annexed thereto (each individually, a "Lender Party" and collectively, the "Lender Parties"); and

            ING (U.S.) CAPITAL LLC, as Issuing Bank and as administrative agent for the Lender Parties (in such capacity, together with its successors in such capacity, the "Administrative Agent");

            WHEREAS:

            (A) The Borrowers are indebted to the Lender Parties pursuant to an Amended and Restated Credit Agreement dated April 30, 2001 (as it is hereby and as it may hereafter from time to time be amended, modified or supplemented, the "Credit Agreement");

            (B) The Borrowers have requested and the Lender Parties have agreed, upon the terms and conditions set forth herein, to modify certain definitions, covenants and other terms thereof;

            (C) All capitalized terms that are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings ascribed thereto therein;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   Article I
                         Amendments to Credit Agreement

            This Amendment No. 2 to Amended and Restated Credit Agreement shall be deemed to be an amendment to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment No. 2 are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. The Credit Agreement is hereby amended, effective upon the satisfaction of the conditions precedent set forth in Article III hereof, in the following respects:

      1.1 The following new definitions are added in Article 1 in appropriate alphabetical order:

            "Amendment No. 2" means Amendment No. 2 dated October __, 2002 to this Agreement by and among the Borrowers, the Lender Parties, and the Administrative Agent.

            "Huntingdon October 2002 Debt" means those certain secured loans in the aggregate amount of $1,500,000 made to MediaBay pursuant to the Huntingdon October 2002 Debt Documents required to be made in three installments pursuant to the terms of Section 6.2(c)(x) of this Agreement.

            "Huntingdon October 2002 Debt Documents" means all documents entered into or delivered on or prior to the date of Amendment No. 2 in connection with the Huntingdon October 2002 Debt, including, without limitation, the Huntingdon October 2002 Notes, and all documents entered into or delivered after such date evidencing later issuances of Huntingdon October 2002 Notes, so long as such documents are substantially identical to the forms delivered to the Administrative Agent pursuant to the conditions to closing under Amendment No. 2, except that references to the Huntingdon October 2002 Debt Documents shall not include reference to the portions of such documents (including the exhibits thereto) which refer to the $1,500,000 of subordinated unsecured debt which will be Subordinated Unsecured Debt Documents, notwithstanding the attachment to the Huntingdon October 2002 Debt Documents of any such Subordinated Unsecured Debt Documents relating to the Subordinated Unsecured Debt (the "Subordinated Portion").

            "Huntingdon October 2002 Intercreditor Agreement" means the Intercreditor Agreement dated April 30, 2001, as amended on the date of Amendment No. 2 (and if applicable, thereafter) in connection with the Huntingdon October 2002 Debt among, inter alia, the lenders of the Huntingdon Financing Debt, the Huntingdon October 2002 Debt and the Administrative Agent, and comprising one of the Huntingdon October 2002 Debt Documents.

            "Huntingdon October 2002 Notes" means, collectively, those certain convertible secured subordinated promissory notes in the aggregate amount of $1,500,000 dated on or about the date of Amendment No. 2, October 10, 2002 and November 15, 2002 made payable by MediaBay to Huntingdon.

            "Subordinated Unsecured Debt" means, if any, those certain unsecured subordinated loans in the aggregate amount of up to $1,500,000 which may be made to MediaBay from and after the date of Amendment No. 2 pursuant to the Subordinated Unsecured Debt Documents in accordance with the provisions of
Section 6.2(c)(xi).

            "Subordinated Unsecured Debt Documents" means all documents entered into or delivered at any time in connection with the Subordinated Unsecured Debt (if and to the extent incurred), including, without limitation, the Subordinated Unsecured Notes to the extent permitted by this Agreement.

            "Subordinated Unsecured Notes" means, collectively, those certain convertible unsecured subordinated promissory notes in the aggregate amount of up to $1,500,000 if elected to be issued pursuant to Section 6.2(c)(xi) hereof, in each case payable by MediaBay.

      1.2 The definition of "Applicable Margin" set forth in Article 1 of the Credit Agreement is amended by deleting the number "2.00%" and replacing it with the number "2.50%".

      1.3 The definition of "Excess Cash Flow" is amended to insert the phrase "and the Huntingdon October 2002 Debt and the Subordinated Unsecured Debt", immediately after the words "Huntingdon Secured Subordinated Debt" wherever such words appear in such definition.

      1.4 The definition of "Permitted Acquisitions" set forth in Article 1 of the Credit Agreement is amended and restated to read in its entirety as follows:

            "Permitted Acquisitions" means any acquisition by any of the Borrowers' Subsidiaries of all or substantially all of the assets, or the capital stock of any Person (or segment of such Person's business) including, without limitation, by entering into a licensing agreement or arrangement, which has been consented to in writing by the Administrative Agent and the Required Lenders. Concurrently with the making of a Permitted Acquisition, the Borrowers shall, as additional collateral security for the Obligations, grant or cause to be granted to the Administrative Agent for the ratable benefit of the Lenders, prior liens on and security interest (subject to Permitted Liens existing with respect to such assets at the time of the Permitted Acquisition) in any of the acquired assets by the execution and delivery to the Administrative Agent of such agreements, instruments and documents as shall be reasonably satisfactory in form and substance to the Administrative Agent and the Borrowers shall have delivered to the

Administrative Agent a Compliance Certificate effective as of the date of consummation of such acquisition. Notwithstanding the foregoing, the consent of the Administrative Agent and Required Lenders shall not be required in respect of licensing agreements or arrangements that do not involve the incurrence by the Borrowers or any of their Subsidiaries of obligations in any calendar year (whether royalties, fees or otherwise) aggregating less than the following in respect of all Borrowers and their Subsidiaries (and assuming that all payments made to any such licensor or seller in respect of the same or a related series of transactions involving acquisition or licensing of any assets are attributable to the licensing arrangements): $150,000 upon effectiveness of the licensing agreement or arrangement or otherwise as an upfront payment or advance; provided, however, that, in addition, the consent of the Administrative Agent and Required Lenders shall not be required in respect of licensing agreements and arrangements involving upfront payments or advances in excess of $150,000 for multiple titles with the following publishers Simon & Schuster, Penguin Putnam, Random House, Harper Audio, CBS, Time Warner Audio or advances or upfront payments in excess of $150,000 for single titles for the rights for works from the following authors: John Grisham, Stephen King, Tom Clancy, Danielle Steele, Michael Crichton, Dean Koontz or J. K. Rowlings. Except as set forth in the aforementioned proviso, following the date of Amendment No. 2, additional agreements or arrangements for advances or upfront payments for a single agreement or series of related agreements in excess of $150,000 in any calendar year must be approved in advance by the Administrative Agent and Required Lender, such approval not to be unreasonably withheld.

      1.5 The definition of "Permitted Liens" set forth in Article 1 is amended to add in clause (j) thereof the following words immediately after the phrase "Huntingdon Financing Debt": "and in connection with the Huntingdon October 2002 Debt".

      1.6 The definition of "Revolving Credit Termination Date" set forth in
Article 1 of the Credit Agreement is amended and restated to read in its entirety as follows:

            "Revolving Credit Termination Date" means January 15, 2004.

      1.7 Section 2.4(a) of the Credit Agreement, "Repayment of Advances", is amended by deleting the table set forth therein and replacing it with the table set forth below:

    -----------------------------------------------------------------------
                          Date                                      Amount
                          ----                                      ------
    -----------------------------------------------------------------------
    Each of July 31, 2002 and the last day of each month           $150,000
    thereafter through and including August 31, 2002
    -----------------------------------------------------------------------
    Each of September 30, 2002 and the last day of each            $160,000
    month thereafter through and including December 31, 2002
    -----------------------------------------------------------------------


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

    -----------------------------------------------------------------------
    Each of January 31, 2003 and the last day of each              $170,000
    month thereafter through and including March 31, 2003
    -----------------------------------------------------------------------
    Each of April 30, 2003 and the last day of each month          $180,000
    thereafter through and including June 30, 2003
    -----------------------------------------------------------------------
    Each of July 31, 2003 and the last day of each month           $190,000
    thereafter through and including September 30, 2003
    -----------------------------------------------------------------------
    Each of October 31, 2003 and the last day of each              $200,000
    month thereafter through and including December 31, 2003
    -----------------------------------------------------------------------

      1.8 Section 2.6(b)(i) of the Credit Agreement, "Prepayments", is amended by deleting the clause "Within ninety (90) days following the end of Fiscal Year 2001" and replacing it with the clause "Within ninety (90) days following the end of each of Fiscal Years 2001 and 2002".

      1.9 Schedule 4.19(b) to the Credit Agreement (list of Indebtedness) is amended and restated to read in its entirety as set forth in Schedule 4.19(b) attached hereto as if the reference in Section 4.19(b) to "as of the date hereof" were changed to read "as of the date of Amendment No. 2."

      1.10 Subsection 6.2(c) of the Credit Agreement, "Debt", is amended by inserting new clauses (x) and (xi) at the end of Section 6.2(c) which clauses
(x) and (xi) shall read as follows:

                  (x) the Huntingdon October 2002 Debt, comprised of $1,000,000 borrowed by MediaBay on or prior to the date of Amendment No. 2 pursuant to the Huntingdon October 2002 Debt Documents, an additional $150,000 which is hereby required by this subsection to be borrowed by MediaBay on the same terms (i.e., as part of the Huntingdon October 2002 Debt) on or before October 10, 2002, and an additional $350,000 which is hereby required by this subsection to be borrowed by MediaBay on the same terms on or before November 15, 2002; provided that the holders of such indebtedness execute an intercreditor agreement (or amend the Huntingdon Financing Intercreditor Agreement) in form and substance satisfactory to the Lenders; and provided further that principal and interest shall be payable or paid by MediaBay only in accordance with the terms and conditions of the applicable Huntingdon October 2002 Debt Documents and (notwithstanding any provision contained in the Huntingdon October 2002 Debt Documents) subject to Section 6.20 hereof; and provided, further, that in lieu of such mandatory borrowings on October 10, 2002 and November 15, 2002 or optional borrowings thereafter referred to in subsection
            (xi) below, MediaBay may issue its equity on each of such dates in exchange for net proceeds in at least such respective principal amounts (plus the fees, expenses and other costs payable by the Borrowers or their Subsidiaries in connection with such replacement) and on terms and conditions at least as favorable to and no more onerous to, MediaBay and to the Lender Parties as to any cash payment terms including, without limitation, dividend, distribution and redemption provisions, as the Huntingdon October 2002 Debt or the Subordinated Unsecured Debt, respectively, whichever is thereby replaced, as applicable, and in any event subject in all respects to the provisions of Section 6.17 hereof;

                  (xi) up to $1,500,000 in additional unsecured subordinated indebtedness provided by any person or entity (whether Huntingdon, Norton Herrick, his family or affiliates or by any non-affiliate) (herein referred to as Subordinated Unsecured Debt) on the same terms and conditions applicable to the Huntingdon Secured Subordinated Debt (as in effect, to the extent permitted under this Agreement, on the date of issuance of any such Subordinated Unsecured Debt) except that the Subordinated Unsecured Debt shall be unsecured, and provided that the holders of such indebtedness execute and deliver to the Lenders and Administrative Agent such agreements and documents (if any) as may be requested by the Lenders relating to such subordination consistent with the requirements relating to previously issued Huntingdon Secured Subordinated Debt (excluding security provisions thereunder); and shall in any event deliver to the Lenders copies of all such Subordinated Unsecured Debt, which shall be in form and substance satisfactory to the Lenders and certified as true and complete, on or before the date of issuance thereof (except that Subordinated Unsecured Debt which is incurred on the terms set forth in the Subordinated Portion (as such term is defined within the definition of

            "Huntingdon October Debt 2002 Documents") of the Huntingdon October 2002 Debt Documents shall be deemed satisfactory to the Lenders, and certified copies shall be delivered as set forth above); and provided, further, that principal and interest shall be payable or paid by MediaBay only in accordance with the terms and conditions of the applicable Subordinated Unsecured Debt Documents but in any event with no cash payments of principal, interest or otherwise due or payable in connection with any Subordinated Unsecured Debt, and any such payments shall accrue, be paid-in-kind or be paid in shares of common stock of MediaBay in lieu of and in full satisfaction of paying such payments in cash until all Obligations under the Credit Agreement have been paid in full, and subject to the first two sentences of Section 6.19 hereof; and

      1.11 Subsection 6.4(c), "Fundamental Changes", is amended to add the words "(or segment of such Person's business)" immediately after the words "capital stock of any other Person".

      1.12 Subsection 6.12(b)(i), "Amendment, Etc. of Material Contracts, Including Debt", is amended to insert the phrase "or the Huntingdon October 2002 Debt", immediately after the words "Huntingdon Financing Debt".

      1.13 Subsection 6.17(e), "Issuance of Stock", is amended and restated in its entirety to read as follows:

            (e) issuances of Equity Interests of MediaBay in replacement for the Senior Subordinated Debt, the Huntingdon Financing Debt and/or the Huntingdon Secured Subordinated Debt and/or the Huntingdon October 2002 Debt and/or the Subordinated Unsecured Debt, in whole or in part, in existence on the date of its initial issuance permitted hereby; provided, that, such Equity Interests (i) shall be in an amount at least equal to the sum of the principal amount then outstanding of such Debt which is replaced plus the fees, expenses and other costs payable by the Borrowers or their Subsidiaries in connection with such replacement and (ii) do not mandate or require the Borrower to, and no holder thereof shall have the right to require any Borrower to declare or pay any cash dividends or cash distributions in respect thereof or purchase, redeem, retire, defease or otherwise acquire for cash any such Equity Interests, except for payments of cash dividends in respect of such Equity Interests on substantially the same economic terms and having substantially the same economic effect as the payments of interest on the Senior Subordinated Debt, Huntingdon Financing Debt or Huntington Secured Subordinated Debt, as applicable, in effect on the date of Amendment No. 2 and having a cash dividend not in excess of the rate of interest and payable on dates comparable to (or less frequently than) the payment dates set forth in the Senior Subordinated Debt, Huntingdon Financing Debt or Huntingdon Secured Subordinated Debt, as applicable, in effect on the date of Amendment No. 2 (provided, that, with respect to any Equity Interests issued upon conversion of any Senior Subordinated Debt, Huntingdon Financing Debt or Huntingdon Secured Subordinated Debt held by Norton Herrick, his family or affiliates, or (if applicable) any Huntingdon October 2002 Debt or Subordinated Unsecured Debt, dividends shall accrue, be paid-in-kind or be paid in shares of common stock until the obligations under the Credit Agreement have been paid in full) and subject to blockage of such payments upon substantially the same terms as apply to such payments of interest, and (iii) do not contain any rights, whether or not on conversion or otherwise, that, if exercisable or exercised on the date of issuance could result in a Change of Control, or if exercisable or exercised at any time thereafter could reasonably be expected to result in a Change of Control, and provided that the amount and terms of any fees and expenses and other costs associated therewith are reasonably acceptable to the Administrative Agent;

      1.14 Section 6.19, "Senior Subordinated Debt Payments", is amended to amend and restate the first sentence thereof to read in its entirety as follows:

            Make any further cash payment with respect to any payments of principal, interest or otherwise due in connection with MediaBay's Senior Subordinated Debt, held by Norton Herrick, his family or affiliates or the Huntingdon Secured Subordinated Debt or any Subordinated Unsecured Debt.

      1.15 Section 6.20, "Huntingdon Senior Secured Note Payments", is amended and restated to read in its entirety as follows:

            Section 6.20. Huntingdon Senior Secured Note and Huntingdon October 2002 Debt Payments. Make any cash payments with respect to any payments or prepayments of principal, payments of interest or otherwise in connection with the Huntingdon Senior Secured Note or Huntingdon October 2002 Debt. Any such payments shall accrue, be paid-in-kind or be paid in shares of common stock of MediaBay in lieu of and in full satisfaction of paying such payments in cash until all Obligations under the Credit Agreement have been paid in full.

      1.16 A new Section 6.21, "Mandatory Borrowings", is added at the conclusion of Article 6 to read in its entirety as follows:

            Section 6.21. "Mandatory Borrowings". Failure by MediaBay to borrow and receive the proceeds of the Huntingdon October 2002 Debt (or permitted equity proceeds in lieu of such borrowings) in the required installments on or before the specified dates therefor as set forth in Section 6.2(c)(x) hereof or to execute and deliver to the Lender Parties and the Administrative Agent certified copies of the Huntingdon October 2002 Debt Documents promptly upon execution and delivery thereof and other documents as and when reasonably required by the Administrative Agent in connection therewith consistent with the provisions of this Agreement relating to Huntingdon October 2002 Debt; provided, that, notwithstanding the terms of Section 2.6(b) hereof, none of the proceeds of any of the Huntingdon October 2002 Debt or the Subordinated Unsecured Debt (or equity of MediaBay issued in lieu of such Debt) shall be required to be used to prepay the Obligations so long as no Default or Event of Default then exists.

      1.17 A new Section 7.20, "Licensing Reports", is added to the Credit Agreement to read as follows:

            Section 7.20. "Licensing Reports". Within 30 days after the end of each month, an updated report to each Lender setting forth, in detail reasonably acceptable to the Lenders, information describing as to all license arrangements of each Borrower, the name of the payee/licensee; the terms of payment, including amount and dates of all payments, and the nature or purpose of the payments.

      1.18 Section 8.1 of the Credit Agreement, "Minimum EBITDA", is amended by inserting new clauses (i), (j), (k) and (l) at the end of the table set forth therein which clauses (i), (j), (k) and (l) shall read as follows:

             "(i)      For the period beginning on                $3,000,000
                       January 1, 2001 and ending on
                       March 31, 2003

              (j)      For the period beginning on
                       January 1, 2001 and ending on
                       June 30, 2003                              $4,000,000

              (k)      For the period beginning on
                       January 1, 2001 and ending on
                       September 30, 2003                         $5,000,000

              (l)      For the period beginning on
                       January 1, 2001 and ending on
                       December 31, 2003                          $6,000,000"

      1.19 The Borrowers hereby acknowledge, and represent and warrant, to Lenders and the Administrative Agent that $500,000 (out of an original issuance of $3,000,000 set forth as Item 7 of Schedule 4.19(b) of the Credit Agreement prior to the date of this Amendment No. 2) in Subordinated Debt is currently outstanding issued by MediaBay to Evan Herrick.

                                   Article II
                                     Consent

      The Lenders and the Administrative Agent consent to the issuance of the debt described in Item 7 of Schedule 4.19(b) as attached hereto. The consent contained herein is limited specifically as written to the matter described in this Article II. Nothing contained in this Article II shall be deemed to constitute a waiver, modification or release of any Event of Default or other term or condition under the Credit Agreement. The consent set forth in this
Article II shall not constitute a consent to or waiver of any other or subsequent actions or matters and shall not prejudice any right, power or remedy which the Administrative Agent or Lender Parties now have or may have in the future in connection with any Loan Document.

                                  Article III
                         Representations and Warranties

            Each Borrower hereby represents and warrants to the Administrative Agent and the Lender Parties that:

      3.1 After giving effect to the consent set forth in Article II hereof, there exists no Default or Event of Default under the Credit Agreement, as amended hereby, as of the date hereof.

      3.2 After giving effect to this Amendment No. 2 each and every one of the representations and warranties set forth in Article 4 of the Credit Agreement is true and correct in all respects as if made on the date hereof, except for such changes (a) which were disclosed in the Company's Form 10-QSB for the quarter ended June 30, 2002 or (b) in the ordinary course of business not prohibited by the Credit Agreement, in each case with respect to the preceding clauses (a) and
(b) which would not have a Material Adverse Effect individually or in the aggregate.

      3.3 Each Loan Party (a) to the extent it is a party thereto, has all requisite corporate power and authority to execute and deliver this Amendment No. 2, and each other agreement, instrument or document contemplated to be executed or delivered by any Borrower, or any other Loan Party pursuant to Amendment No. 2 (all such agreements, instruments and documents contemplated to be executed or delivered in connection herewith by any Loan Party are sometimes hereinafter referred to collectively, together with this Amendment No. 2, as the "Amendment No. 2 Documents") and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of the Amendment No. 2 Documents and the consummation of the transactions contemplated hereby.

      3.4 The execution, delivery and performance by each Loan Party of the Amendment No. 2 Documents to which it is a party and the consummation of the transactions contemplated thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not
(a) contravene such Loan Party's charter or bylaws, (b) violate any law (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (c) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties where the conflict, breach or default relates to an instrument, agreement or other document involving assets, revenues or liabilities in excess of $250,000 individually or $500,000 in the aggregate or otherwise could reasonably be expected to have a Material Adverse Effect, or (d) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

      3.5 This Amendment No. 2 and the other Amendment No. 2 Documents have each been duly executed and delivered by each Loan Party that is a party thereto and each constitutes the valid and legally binding obligation of such Loan Party, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and to the extent such enforceability is subject to general principles of equity (whether such enforcement is sought in a proceeding at law or in equity), and (b) that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

      3.6 The Liens and security interests granted pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Borrowers to the Administrative Agent and the Lender Parties under the Credit Agreement, as amended hereby, or the Guaranteed Obligations of the Guarantors signatory hereto, whether or not expressly so stated in the Collateral Documents, and the terms "Obligations", "Debt" and "Indebtedness" as used in such Collateral Documents (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lender Parties) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement as amended hereby.

                                   Article IV
                                   Conditions

            The effectiveness of this Amendment No. 2 shall be subject to the fulfillment by the Borrowers, in a manner satisfactory to the Administrative Agent and the Lender Parties, of all of the conditions precedent set forth in this Article IV, and the date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Lender Parties, and this Amendment No. 2 shall have become effective, shall be herein called the "Effective Date".

      4.1 (a) The representations and warranties contained herein and each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender Party pursuant hereto or to the Credit Agreement shall be correct on and as of the date hereof after giving effect to this Amendment No. 2 as though made on and as of such date, (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date (after giving effect to the consent set forth in Article II hereof) or would result from the taking effect of this Amendment No. 2, or the transactions contemplated hereby, and (c) all of the conditions precedent to the effectiveness of this Amendment No. 2 shall have been satisfied; and

the execution and delivery of this Amendment No. 2 constitutes the Borrowers' certification to the Lender Parties and the Administrative Agent as to the truth, accuracy and completeness of the matters set forth in this Section 4.1.

      4.2 The Administrative Agent shall have received copies of agreements and instruments, satisfactory in form and substance to the Administrative Agent, evidencing the extension of the maturity date of the Huntingdon Financing Debt to at least January 15, 2004 in the case of the $2,500,000 note and the $500,000 note (both comprising the Huntingdon Financing Debt) and extension of the maturity date of the Huntingdon Secured Subordinated Debt to at least April 15, 2004, and, if applicable, any other subordinated debt owed by any of the Borrowers or Guarantors, certified as true and complete by a responsible officer of the Borrowers.

      4.3 (a) The Administrative Agent shall have received certified copies of all agreements and instruments, satisfactory in form and substance to the Administrative Agent, evidencing the issuance of the Huntingdon October 2002 Debt referred to in Section 6.2(c)(x) of the Credit Agreement as amended hereby.

            (b) The Administrative Agent shall have received satisfactory evidence of the Borrower's receipt of at least $1,000,000 in cash as net proceeds of the (initial) issuance of Huntingdon October 2002 Debt.

            (c) The Lenders and lenders of the Huntingdon October 2002 Debt and all other applicable parties shall have executed the Huntingdon October 2002 Debt Intercreditor Agreement dated the date hereof in form and substance satisfactory to the Required Lenders.

            (d) The Administrative Agent shall have received evidence that the holders of all outstanding Senior Subordinated Debt have consented to the Huntingdon October 2002 Debt.

            (e) The Administrative Agent shall have received a certificate of the Secretary or an assistant secretary of Huntingdon certifying the names and true signatures of the officers of Huntingdon authorized to sign each Loan Document to which it is a party and the other documents to be delivered hereunder and thereunder.

            (f) All governmental and third party consents and approvals necessary in connection with any aspect of the Huntingdon October 2002 Debt (other than any consent to the issuance of the stock of MediaBay which shall be issuable from the convertible debt pursuant to the terms of the Huntingdon October 2002 Documents and which by the terms of the Huntingdon October 2002 Debt Documents may be issued only following receipt of any required consent) shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; all applicable waiting periods shall have expired without any adverse action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Facilities.

      4.4 The Administrative Agent shall have received copies of resolutions adopted by the Borrowers' boards of directors, certified by an authorized officer thereof authorizing the execution, delivery and performance of the Amendment No. 2 Documents, the Huntingdon October 2002 Debt Documents and amendments to subordinated debt documents, and an incumbency certificate relating to each of the Borrowers, and all documents incidental thereto shall be satisfactory to the Administrative Agent, the Lender Parties and their counsel, and each such person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

      4.5 The Borrowers shall have:

            (a) paid a non-refundable amendment fee in an amount equal to $45,000.00 to the Administrative Agent, for the pro rata account of each Lender that timely executes and delivers its signature page evidencing its agreement to this Amendment, with the first installment in the amount of $22,500.00 payable on the date of this Amendment and the second installment of $22,500.00 payable on the date that is thirty days after the date hereof;

            (b) paid to Winston & Strawn, counsel to the Administrative Agent, all outstanding fees and expenses incurred in connection with this Amendment No. 2 or otherwise, including any fees incurred to comply with Revised Article 9 of the UCC; and

            (c) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by any Borrower in connection herewith.

      4.6 Each of the parties hereto shall have executed and delivered this Amendment No. 2 to the Administrative Agent.

      4.7 All proceedings in connection with the transactions contemplated by this Amendment No. 2 and all documents incidental thereto shall be reasonably satisfactory to the Administrative Agent, the Lender Parties and their respective counsel, and each such Person shall have received all such information and such counterpart originals or certified copies of documents as may have been reasonably requested.

                                   Article V
              Acknowledgments, Confirmations and General Amendments

      5.1 Each Borrower and each Guarantor hereby acknowledges that (i) the outstanding aggregate principal amount of the Advances as of the date of this Amendment No. 2 is $5,030,000 and (ii) accrued interest on the unpaid principal amount of the Advances has been paid through September 30, 2002.

      5.2 Each of the Guarantors hereby (i) acknowledges and consents to this Amendment No. 2 (whether or not its consent is required); (ii) confirms and agrees that the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and all references in any such Subsidiary Guaranty to "the Credit Agreement," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment No. 2; (iii) confirms and agrees that, the "Guaranteed Obligations" as defined in such Subsidiary Guaranty include the Obligations of the Borrowers to the Lender Parties under the Credit Agreement as amended by this Amendment No. 2; and (iv) confirms and agrees that the Liens and security interests granted by each of them pursuant to the Collateral Documents secure, without limitation, the indebtedness, liabilities and obligations of the Guarantors to the Lender Parties and the Administrative Agent under the Subsidiary Guaranty, including without limitation, the Guaranteed Obligations which obligations include the obligations of the Borrowers under the Credit Agreement as amended hereby.

      5.3 All references in the Credit Agreement and every other agreement, instrument and document executed and delivered by each of the Loan Parties in connection therewith, including, without limitation, any of the Collateral Documents, to "Credit Agreement" and "Agreement", as applicable, and also, in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement as amended and supplemented hereby.

      5.4 The Credit Agreement, the Collateral Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 2.

      5.5 Each Borrower and each Guarantor hereby acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Amendment No. 2; (ii) neither the Lender Parties nor any of their representatives have any fiduciary relationship to any Borrower or any Guarantor and the relationship between the Lender Parties, on the one hand, and the Borrowers and each Guarantor, on the other, is solely that of creditor and debtor; and (iii) no joint venture exists among any of the Lender Parties and any Borrower or any Guarantor.

                                   Article VI
         Continued Effectiveness of Credit Agreement; Release of Claims

            The Credit Agreement and the other agreements to which any Borrower is a party delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (a) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 2 and (b) all references in the Credit Agreement and such other agreements to which any Borrower is a party to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended and supplemented by this Amendment No. 2.

            FOR GOOD AND VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, THE AGREEMENT BY THE LENDER PARTIES TO ENTER INTO THIS AMENDMENT NO. 2, EACH BORROWER, ITS SUBSIDIARIES AND EACH GUARANTOR SHALL RELEASE EACH OF THE LENDER PARTIES AND THEIR OFFICERS, DIRECTORS, REPRESENTATIVES, EMPLOYEES AND PROFESSIONAL ADVISORS FROM ANY AND ALL CLAIMS (AS DEFINED IN 11 U.S.C. ss.101(5))(EACH A "CLAIM" AND COLLECTIVELY THE "CLAIMS") AND ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNT, RECKONINGS, RIGHTS TO LEGAL REMEDIES, RIGHTS TO EQUITABLE REMEDIES, RIGHTS TO PAYMENT AND CLAIMS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VARIANCES OR TRESPASSES, WHETHER KNOWN OR UNKNOWN, REDUCED TO JUDGMENT, NOT REDUCED TO JUDGMENT, LIQUIDATED, UNLIQUIDATED, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, SECURED OR UNSECURED, AND WHETHER ASSERTED OR ASSERTABLE DIRECTLY OR INDIRECTLY OR DERIVATIVELY, IN LAW, EQUITY OR OTHERWISE (EACH A "CAUSE OF ACTION", AND COLLECTIVELY, THE "CAUSES OF ACTION"); PROVIDED, HOWEVER, THAT THE FOREGOING SENTENCE SHALL NOT RELEASE OR AFFECT ANY OBLIGATIONS OF THE LENDER PARTIES SET FORTH IN THIS AMENDMENT NO. 2.

            THE RELEASE SET FORTH ABOVE SHALL APPLY TO EACH CLAIM AND CAUSE OF ACTION THAT ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR ON BEHALF OF THE HOLDER OF ANY CLAIM OR EQUITY INTEREST IN ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR OTHER PERSON OR ENTITY, BASED IN WHOLE OR IN PART UPON ANY ACT OR OMISSION, TRANSACTION, AGREEMENT,

EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR BEFORE THE DATE OF THIS AMENDMENT NO. 2 FOR CLAIMS OR LIABILITIES (I) IN RESPECT OF ANY LOAN, ADVANCE OR SIMILAR PAYMENT BY ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES TO ANY SUCH PERSON, OR (II) IN RESPECT OF ANY CONTRACTUAL OBLIGATION OWED BY SUCH PERSON TO ANY BORROWER, ITS SUBSIDIARIES OR ANY GUARANTOR OR ANY OF THEIR AFFILIATES.

                                  Article VII
                                  Miscellaneous

      7.1 Except as specifically amended herein, the Credit Agreement shall remain in full force and effect in accordance with its terms.

      7.2 This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York.

      7.3 No modification or waiver of or with respect to any provisions of this Amendment No. 2 and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lender Parties from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Amendment No. 2, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrowers, the Administrative Agent and the Lender Parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

      7.4 The provisions of this Amendment No. 2 are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment No. 2 in any jurisdiction.

      7.5 This Amendment No. 2 may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment No. 2 by facsimile machine shall be as effective as delivery of a manually executed counterpart of this Amendment No. 2. Notwithstanding any provision of Article IV above, the provisions of Article VI above and this Article VII shall become effective immediately upon the execution hereof.

      7.6 This Amendment No. 2 shall be binding upon and inure to the benefit of each Borrower and its respective successors and to the benefit of the Administrative Agent and the Lender Parties and their respective successors and assigns. The rights and obligations of any Borrower under this Amendment No. 2 shall not be assigned or delegated without the prior written consent of the Lender Parties, and any purported assignment or delegation without such consent shall be void.

      7.7 Time is expressly made of the essence of this Agreement.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed on the date first above written.

                                             MEDIABAY, INC.

                                             By:________________________________

                                             Title:_____________________________


                                             RADIO SPIRITS, INC.

                                             By:________________________________

                                             Title:_____________________________


                                             AUDIO BOOK CLUB, INC.

                                             By:________________________________

                                             Title:_____________________________

                                             ING (U.S.) CAPITAL LLC,
                                             as Administrative Agent and Lender

                                             By:________________________________

                                             Title:_____________________________


                                             ARK CLO 2000-1, Limited,
                                             as Lender

                                             By: PATRIARCH PARTNERS, LLC,
                                             its Collateral manager

                                             By:________________________________

                                             Title:_____________________________

The undersigned, whether or not consent is required in respect of any of the foregoing, hereby confirm, agree to and accept the terms of this Amendment No. 2 and confirm the truth and accuracy of the representations and warranties relating to any of the undersigned.

                                             MEDIABAY.COM, INC.

                                             By:________________________________

                                             Title:_____________________________


                                             AUDIOBOOKCLUB.COM, INC.

                                             By:________________________________

                                             Title:_____________________________


                                             ABC-COA ACQUISITION CORP.

                                             By:________________________________

                                             Title:_____________________________


                                             MEDIABAY SERVICES, INC.

                                             By:________________________________

                                             Title:_____________________________


                                             AUDIO BOOK CLUB, INC.

                                             By:________________________________

                                             Title:_____________________________

                                            ABC INVESTMENT CORP.

                                            By:_________________________________

                                            Title:______________________________


                                            MEDIABAY PUBLISHING, INC.

                                            By:_________________________________

                                            Title:______________________________


                                            RADIO CLASSICS, INC.

                                            By:_________________________________

                                            Title:______________________________